Filed pursuant to Rule 497(e)

under the Securities Act of 1933,

as amended Securities Act File

No. 333-141120

FUNDVANTAGE TRUST

(THE “TRUST”)

Polen Global SMID COMPANY GROWTH Fund

(THE “FUND”)

Supplement dated April 23, 2024 to the Fund’s Summary Prospectus dated December 29, 2023, and Prospectus and Statement of Additional Information (“SAI”), each dated September 1, 2023, as supplemented.

LIQUIDATION AND TERMINATION OF THE FUND

The Board of Trustees of the Trust has approved a plan to liquidate and terminate the Fund. The plan of liquidation provides that the Fund will cease its business, liquidate its assets and distribute its liquidation proceeds to all of the Fund’s shareholders of record. Final liquidation of the Fund will occur on or about May 23, 2024.

The Fund will cease accepting purchase orders and will be closed to all new and existing investors on May 6, 2024.

Shareholders of the Fund may redeem their shares at any time prior to the liquidation date. If a shareholder has not redeemed his or her shares by the liquidation date, the shareholder’s shares automatically will be redeemed and proceeds will be sent to the shareholder of record. All applicable redemption fees will be waived for redemptions of Fund shares that occur after the date of this supplement. Liquidation proceeds will be paid in cash at the Fund’s applicable net asset value per share.

In addition, shareholders may use the proceeds from the redemption of shares of the Fund to simultaneously purchase shares of a different Polen fund. Shareholders can make exchange requests by telephone or by mail. See “To Redeem from Your Account” in the Prospectus for contact information. If the Exchange is open for regular trading (generally until 4 p.m. Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See “Redemption of Shares” in the Prospectus for additional information on transaction requests. The Fund will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request. Call Shareholder Services toll-free at (888) 678-6024 from Monday through Friday, 8:00 a.m. to 6:00 p.m., Eastern time before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions. Please note that the Fund reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See “Market Timing and Frequent-Trading Policy” in the Prospectus for additional restrictions on exchanges.

As the liquidation of the Fund approaches, the Fund’s investment adviser is expected to increase the portion of the Fund’s assets held in cash and similar investments in order to prepare for orderly liquidation and to meet anticipated redemption requests. This may adversely affect the Fund’s performance. The impending liquidation of the Fund may result in large redemptions, which could adversely affect the Fund’s expense ratio, although existing contractual fee waivers will be maintained. Also, as the Fund’s liquidation approaches, the Fund will cease to pursue its investment objective.

The redemption of shares held by a shareholder as part of the liquidation generally will be considered a taxable event. Prior to final liquidation, the Fund may make distributions of income and capital gains. These distributions will have the tax and other consequences described in the Fund’s prospectus and statement of additional information. A shareholder should consult with the shareholder’s tax advisor to discuss the Fund’s liquidation and the tax consequences to the shareholder.

PORTFOLIO MANAGEMENT UPDATE

Effective April 17, 2024 (the “Effective Date”), Greg McIntire, Rayna Lesser Hannaway, Shane Smith and Angel Ortiz will serve as portfolio managers for the Fund.

Accordingly, as of the Effective Date, all references to Satya Dantuloori in his capacity as a portfolio manager for the Fund in the Prospectus and SAI are deleted in their entirety.

Accordingly, the Prospectus is revised as follows:

1.	The section entitled “Portfolio Managers” on page 5 of the Prospectus is hereby amended by inserting the following:

Angel Ortiz, Portfolio Manager & Analyst, has served as a portfolio manager for the Fund since 2024. He has been a member of Polen Capital’s investment team since joining Polen Capital’s UK-based participating affiliate in 2024.

2.	The section entitled “Portfolio Managers” on page 10 of the Prospectus is hereby amended by inserting the following:

Angel Ortiz, Portfolio Manager & Analyst, is a portfolio manager for the Global SMID Company Growth and Emerging Markets SMID Strategies and is a member of the investment team at Polen Capital UK. Mr. Ortiz joined Polen Capital in 2024. He was previously at Somerset Capital for three years and served as a portfolio manager for their Emerging Markets Discovery Fund. Prior to joining Somerset, Mr. Ortiz was a portfolio manager of the Fidelity International Latin America Fund with fifteen years’ experience investing in the region. Mr. Ortiz graduated from Universidad Metropolitana, Venezuela, where he read Chemical Engineering, and received a MBA from Kelley School of Business – Indiana University.

In addition, the SAI is revised as follows:

3.	The section entitled “Portfolio Managers” beginning on page 44 of the SAI is hereby deleted in its entirety and replace with the following:

PORTFOLIO MANAGERS

The management of the Fund is the responsibility of investment professionals employed by the Adviser. The information provided below supplements the information provided in the Prospectus under the heading “Portfolio Managers” with respect to the investment professionals responsible, either individually or jointly, for the day-to-day management of the Fund, including information regarding:

(i)	“Other Accounts Managed.” Other accounts managed by Mr. McIntire, Ms. Lesser Hannaway, Mr. Ortiz, and Mr. Smith, who collectively are the portfolio managers responsible for the day-to-day management of the Fund;

(ii)	“Material Conflicts of Interest.” Material conflicts of interest that may arise in connection with the portfolio managers’ management of the Fund’s investments and investments of other accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio managers and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by the portfolio managers. Additional conflicts of interest may potentially exist or arise that are not discussed below;

(iii)	“Compensation.” A description of the structure of and method used to determine the compensation received by the Fund’s portfolio managers from the Fund, the Adviser or any other source with respect to managing the Fund and any other accounts; and

(iv)	“Ownership of Securities.” Information regarding the portfolio managers’ dollar range of equity securities beneficially owned in the Fund.

Other Accounts Managed. The table below includes details regarding the number of other registered investment companies, other pooled investment vehicles and other accounts managed by Mr. McIntire, Ms. Lesser Hannaway, Mr. Ortiz, and Mr. Smith, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees as of November 30, 2023 with respect to Mr. McIntire, Ms. Lesser Hannaway and Mr. Smith, and as of February 29, 2024 with respect to Mr. Ortiz:

Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)

Greg McIntire
Other Registered Investment Companies	1	24.60	0	0
Other Pooled Investment Vehicles	2	14.91	1	13.95
Other Accounts:	2	13.53	0	0

Rayna Lesser Hannaway
Other Registered Investment Companies	3	115.99	0	0
Other Pooled Investment Vehicles	4	41.53	1	13.95
Other Accounts:	181	279.56	0	0

Angel Ortiz
Other Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	1	7.58	0	0
Other Accounts:	0	0	0	0

Shane Smith
Other Registered Investment Companies	1	24.60	0	0
Other Pooled Investment Vehicles	2	14.91	1	13.95
Other Accounts:	2	13.53	0	0

Material Conflicts of Interest. Polen Capital provides advisory services to other clients which invest in securities of the same type in which the Fund invests. The Adviser is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the Fund and other accounts, the Fund receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate. The Adviser attempts to mitigate potential conflicts of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provide a methodology for ensuring fair treatment for all clients in situations where orders cannot be completely filled or filled at different prices.

Compensation. The Adviser compensates the Fund’s Portfolio Managers for management of the Fund. Each Portfolio Manager’s compensation consists of fixed and variable components taking into account individual performance as well as the performance of the Adviser. Each Portfolio Manger’s salary is not directly dependent on the performance of the Fund or the level of assets in the Fund.

Ownership of Shares of the Fund. As of November 30, 2023, Mr. McIntire beneficially owned $0 of equity securities in the Fund, Ms. Lesser Hannaway beneficially owned $100,001–$500,000 of equity securities in the Fund and Mr. Smith beneficially owned $10,001-$50,000 of equity securities in the Fund. As of February 29, 2024, Mr. Ortiz beneficially owned $0 of equity securities in the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.